                                                                    EXHIBIT 99.2



                           PROVINCE HEALTHCARE COMPANY


                            CERTIFICATION PURSUANT TO
                              18 U.S.C.Section 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Report of Province Healthcare Company (the "Company") on Form 10-Q for the quarter ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stephen
M. Ray, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  August 13, 2002                                   /s/ Stephen M. Ray
                                                         -----------------------
                                                         Stephen M. Ray
                                                         Chief Financial Officer